UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21309
Advent Convertible and Income Fund
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 482-1600
Date of fiscal year end: October 31
Date of reporting period: November 1, 2019 - October 31, 2020

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

CEF

October 31, 2020

AVK | ANNUAL REPORT

Advent Convertible and Income Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GUGGENHEIMINVESTMENTS.COM/AVK
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CONVERTIBLE AND INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/avk, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2020

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
Fiscal 2020 was an eventful one for global securities markets. A new respiratory disease spreading from person-to-person and caused by a novel coronavirus was first identified in Wuhan, China in December 2019. The disease has been named coronavirus disease 2019 (“COVID-19”) or the coronavirus and has since spread world-wide. The rapid and uncontrolled spread of COVID-19 initially overwhelmed existing healthcare infrastructure in many locations around the globe which prompted governmental responses and economic shutdowns of unprecedented scale. Early on, it was anticipated that the pandemic would result in a significant and prolonged reduction in global economic activity. However, shifts in commerce to electronic communications and workflows have led to greater growth in certain segments tied to online work, online commerce, and electronics enabling such activities. Combined with lower interest rates achieved by monetary programs, this has led certain growth sectors to lead the economic recovery in the months since. As the fiscal year closed, promising early vaccine trial data helped markets gain further growth and both U.S. and global equity markets exceeded pre-pandemic highs.
We thank you for your investment in the Advent Convertible and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the fiscal year ended October 31, 2020.
Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of October 31, 2020, Advent managed approximately $9.9 billion in assets.
Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2020, the Fund generated a total return based on market price of 2.05% and a total return of 7.66% based on NAV.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	October 31, 2020

As of October 31, 2020, the Fund’s market price of $13.62 represented a discount of 15.19% to NAV of $16.06.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
The Fund paid a distribution each month of the annual period. The most recent monthly distribution of $0.1172, paid on October 30, 2020, represents an annualized distribution rate of 10.33% based upon the last closing market price of $13.62 on October 31, 2020.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Questions and Answers on page 5 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 79 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Convertible and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the
Advent Convertible and Income Fund
November 30, 2020

4 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2020

The individuals who are primarily responsible for the day-to-day management of the portfolio (the “Portfolio Managers”) of Advent Convertible and Income Fund (the “Fund” or “AVK”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible securities and high yield markets and Fund performance for the fiscal year ended October 31, 2020.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund must invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as options purchased and written, forward foreign currency exchange contracts, futures contracts and swap agreements.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
Discuss Advent’s investment approach.
Advent’s approach involves core portfolios of convertible bonds that are managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy and Global Balanced Convertible Strategy, which seek high total returns by investing in a portfolio of U.S. dollar convertible securities and global convertible securities, respectively, that provide equity-like returns while seeking to limit downside risk.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2020

These core portfolios are supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset-allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the economic and market environment over the last 12 months.
Fiscal 2020 was an eventful one for global securities markets to say the least. After a calm first fiscal quarter ended January 2020 that showed a continuation of the prior three-year bull market, much of the global economy ground to a temporary halt in the second fiscal quarter as the coronavirus spread across the world. Weeks-long shutdowns and shelter orders first in China then in Western nations became common place as health and governmental authorities struggled to control virus spread and develop medical countermeasures.
As the second calendar quarter progressed, fiscal and monetary authorities swung into action with mitigation measures such as enhanced unemployment programs from governments and strong commitments of securities purchases and loans made by central banks. The sense of panic in financial markets that had led to illiquidity and plunging prices was allayed by the positive effects of shutdowns, a spring peak in cases, and government actions.
Shifts in commerce and workflows forced by the coronavirus have led to greater growth in certain segments tied to online work, online commerce, and electronics enabling such. Combined with lower interest rates achieved by monetary programs, this has led certain growth sectors to lead the recovery in the months since. Other traditional measures such as industrial production saw a sharp rebound in the third calendar quarter with some pullback, especially in European countries, entering the fall as the virus began spreading again.
As the fiscal year closed, promising early vaccine trial data helped markets gain further and both U.S. and global equity markets exceeded pre-coronavirus highs. However, corporate credit spreads were not yet in the same comparative state.
Looking ahead to 2021, considerable expectation of a move back to a normalized global economy may be priced in as of this writing. More stimulus by a new U.S. administration, further moves by the European Central Bank, and an established path to normalcy in many Asian nations provide reasons to be optimistic. The potential for slower-than-expected vaccine distribution or resumption of office operations or travel is there and promises to keep equity volatility high over the intermediate-term.

6 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2020

How did the Fund perform in this environment?
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2020, the Fund generated a total return based on market price of 2.05% and a total return of 7.66% based on NAV. As of October 31, 2020, the Fund’s market price of $13.62 represented a discount of 15.19% to NAV of $16.06. As of October 31, 2019, the Fund’s market price of $14.79 represented a discount of 9.49% to NAV of $16.34.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
How did other markets perform in this environment for the 12-month period ended October 31, 2020?

Index	Total Return
Bloomberg Barclays U.S. Aggregate Bond Index	6.16%
ICE Bank of America (“BofA”) Merrill Lynch U.S. Convertible Index	28.11%
ICE BofA Merrill Lynch U.S. High Yield Index	2.54%
Refinitiv Global Focus Convertible U.S. Dollar Hedged Index	15.45%
MSCI World Index	4.95%
MSCI World 100% Hedged to USD Index	3.99%
Standard & Poor’s 500 (“S&P 500”) Index	13.29%

What contributed to performance?
The convertible asset class had a superlative performance year in fiscal 2020 with both domestic and global convertible indices far outperforming comparable geographic equity indices. To have the ICE BofA Merrill Lynch U.S. Convertible Index return more than twice the S&P 500 Index and the Refinitiv Global Focus Convertible U.S. Dollar Hedged Index gain almost four times the MSCI World 100% Hedged to USD Index is rare. This is explained by the convertible asset class’ greater exposure to growth sectors such as technology, health care, and consumer discretionary, which experienced equity multiple inflation as interest rates fell to near-or-below zero in developed markets. Many issuers were also direct beneficiaries of trends accelerated during the pandemic such as remote work and remote commerce increases. Higher pricing of volatility, discussed later in this text, also uniquely helped the convertible asset class.
The Fund’s second major asset class, U.S. high-yield corporate bonds, had slightly positive performance for the year with coupon income and lower risk-free interest rates helped by the U.S. Federal Reserve’s (the “Fed’s”) monetary support being offset somewhat by widening corporate credit spreads.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2020

The solidly positive yearly results above belied the tremendous volatility within the year. All indices above were down fiscal year-to-date at the equity market low in March 2020 with the S&P 500 Index down as much as 25%.
Please discuss the Fund’s distributions.
The Fund paid a distribution each month of the annual period. The most recent monthly distribution of $0.1172, paid on October 30, 2020, represents an annualized distribution rate of 10.33% based upon the last closing market price of $13.62 on October 31, 2020.
The Fund currently anticipates that some of the 2020 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2020 will be reported to shareholders in January 2021 on form 1099-DIV.

Payable Date	Amount
November 29, 2019	$0.1172
December 31, 2019	$0.1172
January 31, 2020	$0.1172
February 28, 2020	$0.1172
March 31, 2020	$0.1172
April 30, 2020	$0.1172
May 29, 2020	$0.1172
June 30, 2020	$0.1172
July 31, 2020	$0.1172
August 31, 2020	$0.1172
September 30, 2020	$0.1172
October 30, 2020	$0.1172
Total	$1.4064

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when and if declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and

8 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2020

should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(g) on page 44 for more information on distributions for the period.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund’s leverage outstanding as of October 31, 2020, consisted of $324 million in borrowings and reverse repurchase agreements with a related weighted average interest rate of 3.14% and was approximately 37% of the Fund’s total managed assets. During the fiscal year, leverage fell from 41% ending the 2019 fiscal year as the Fund reduced leverage during the March sell-off and was more conservative adding leverage on the rebound. The market advance after the March sell-off also served to reduce leverage which has been fixed in dollars at $324 million since April.
The NAV return for the Fund was above the cost of leverage for the 12 months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was beneficial to shareholders for the fiscal period. Advent has found greater opportunities in the strong issuance of the convertible markets during this fiscal year and applied borrowed funds more to traditional convertible securities than past years when it used the capital more on lower-risk yield-oriented instruments. In future quarters, depending on market conditions, Advent may continue to seek attractive and asymmetrical traditional convertible securities or revert to the more conservative strategy of investing in yield-oriented lower-delta convertible or high-yield bonds.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
What was the impact of the Fund’s covered call strategy?
Volatility rose sharply in fiscal 2020 as the initial effects of the coronavirus shocked the global economy to a standstill and led to uncertain path of recovery in the months thereafter. The CBOE VIX Volatility Index, or “VIX” for its ticker, averaged 27.5, up from the average of 16.8 for fiscal 2019. The VIX reached as high as 80 during the March selloff and has settled into a range of 25-35 in the months since. The Fund expected elevated volatility as the world economy progressed on a fragile rebound and as the U.S. elections approached. As a result, the Fund limited its option writing on equity holdings, which had been below historic averages already, averaging near 5% for the fiscal year. The Fund believed there were better risk/reward opportunities in the convertible securities markets with greater issuance and the bond structures cushioning from downside in a volatile equity environment and thus allocated more capital there than prior years. The expectation of high continuing volatility benefits the convertible asset class more than equity covered calls due to

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2020

convertibles being long options of longer maturity, which tend to be repriced higher as shorter-term volatility spikes eventually result in higher volatility further out on the volatility term curve.
How were the Fund’s total investments allocated among asset classes during the 12 months ended October 31, 2020, and what did this mean for performance?
On October 31, 2020, the Fund’s total investments were invested approximately 60.3% in convertible bonds, convertible preferred securities, and mandatory convertibles; 30.3% in corporate bonds; 4.7% in equities; 4.4% in cash and cash equivalents; and 0.3% in senior floating rate interests.
On October 31, 2019, the Fund’s total investments were invested approximately 47.6% in convertible bonds, convertible preferred securities, and mandatory convertibles; 42.8% in corporate bonds; 5.2% in equities; 3.4% in cash and cash equivalents; and 1.0% in senior floating rate interests.
The Fund raised its allocation to convertible securities in the fiscal year as the asset class benefited more from the post-March 2020 shock environment of zero interest rates and considerable Fed monetary intervention. Growth sectors, in which convertible securities have greater exposure, generally appreciated more than value sectors, some of which were hobbled by constrained revenues during lockdowns or restricted travel. That said, the convertible asset class also benefited from some value-sector issuers seeking to enhance liquidity. Many of these companies issued convertibles at a time of depressed equity prices. Convertibles also benefited from rising pricing of volatility as the equity markets departed a protracted period of calmness from 2017-2019; the uncertain economic environment during 2020 has filtered through to the higher implied volatility of the embedded options in the convertible market which has led to richer pricing.
Corporate bonds, almost entirely of the high-yield variety held by the Fund, advanced a mild 2.5% looking at the ICE BofA US High Yield Index. Spreads widened during the year to offset the universe’s strong coupon income and the fall in risk-free rates. The mix of the high-yield market with more value-oriented sectors, notably energy and natural resources, served to hold back performance relative to other asset classes such as convertibles and equities.
International investments fell from 22.8% at October 2019 to 18.0% at October 2020. Better performance in the American equity market combined with greater opportunities in convertible and high-yield market issuance after the Fed introduced market support measures led the Fund to increase U.S. investments at the expense of foreign investments. European equity markets declined as economic rebound reversed in the summer after coronavirus cases surged again and the uncertainty over the Brexit made headlines again. The falling dollar, especially at the expense of the Euro, also served to favor U.S. investments relative to European ones.
Which investments had the greatest effect on the Fund’s performance?
The Fund had substantial gains from the Internet and software groups within technology. Providers of cloud-based software have been growing quickly based on rapid adoption by customers in the enterprise, small business, and online categories. Recurring revenue, control of version updates,

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2020

lower upfront customer investment and maintenance, share gain from on-premise competition, and the zero-interest-rate environment have all been advantages and led the segment to higher valuation multiples. The Fund had notable winners in convertibles issues by Zillow, Etsy, Cloudflare, LivePerson, and Alteryx. Social media application and advertiser Snap also advanced as the company recently reported strong growth in all metrics such as users, revenue per user, and margins and is gaining share of advertising budgets and benefitting from restrictions on competitor, TikTok. The Fund also benefitted from the largest issuer in the convertible market, electric vehicle producer Tesla, whose stock has performed substantially on the company’s execution of expansion plans in China, expectations on the Model Y, and slow ramp of electric offerings by competitors.
Also noteworthy, the need for liquidity among numerous companies in travel-related sectors provided the convertible market opportunities to invest in strong brand names as they awaited resumption of corporate and leisure bookings. The Fund profited from issuances at Norwegian Cruise Lines, Southwest Airlines, and Carnival Cruises which came early in the recovery at attractive terms.
Among detractors, the energy sector had the worst performance across asset classes in corporate bonds and equities as oil and natural gas prices declined in an environment of oversupply and curtailed capital availability. The benefits of supply reduction and demand rebound have yet to develop for this sector and stretched balance sheets and liquidity made investors question value and survivability. Some of the Fund’s losses were realized in March 2020 when the Fund sold holdings to reduce leverage. These include high-yield bonds of Canadian oil sands producer MEG Energy and midstream pipeline operator Genesis Energy. High-yield bonds of refiner PBF Energy fell as the summer progressed as work-from-home continuation hurt the rebound in gasoline demand and thus refining crack spreads.
During the worst of the COVID-19 crisis in the U.S., strain on various companies in the health care value chain caused considerable uncertainty. Stock in hospital operator HCA fell as COVID-19 related costs ramped and profitable elective procedures were delayed to maximize COVID-19 care capacity. Stock in health insurer Humana also declined with the company’s heavy exposure to elderly patients through the Medicare Advantage program. Stock in health care facility operator Welltower fell given higher COVID-19 costs and occupancy uncertainties. The balance sheet leverage on some companies, such as HCA and Welltower, served to amplify the equity declines during March 2020.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2020

Index Definitions
The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.
ICE BofA Merrill Lynch U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.
ICE BofA Merrill Lynch U.S High Yield Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.
Refinitiv Global Focus Convertible U.S. Dollar Hedged Index (formerly Thomson Reuters Convertible Global Focus USD Hedged Index) is a market-weighted index with a minimum size for inclusion of $500 million (US), €375 million (Europe), ¥22 billion (Japan), and $275 million (Other) of Convertible Bonds with an Equity Link. A rebranding earlier in 2020 resulted in a change to the name of the benchmark.
MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
The MSCI World 100% Hedged to USD Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight.
S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

12 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2020

Fund Statistics
Share Price	$13.62
Net Asset Value	$16.06
Discount to NAV	-15.19%
Net Assets ($000)	$554,322

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2020
	One	Three	Five	Ten
	Year	Year	Year	Year
Advent Convertible and Income Fund
NAV	7.66%	5.64%	6.97%	5.67%
Market	2.05%	4.21%	8.62%	5.44%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on Fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/avk.

Portfolio Breakdown	% of Net Assets
Convertible Bonds	78.2%
Corporate Bonds	48.7%
Convertible Preferred Stocks	18.8%
Common Stocks	7.6%
Money Market Fund	7.1%
Senior Floating Rate Interests	0.4%
Total Investments	160.8%
Other Assets & Liabilities, net	-60.8%
Net Assets	100.0%

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	October 31, 2020

Country Diversification
Country	% of Long-Term Investments
United States	82.0%
Canada	2.6%
Cayman Islands	2.4%
Bermuda	1.7%
France	1.4%
Netherlands	1.4%
Liberia	1.0%
Luxembourg	1.0%
Germany	0.8%
Israel	0.8%
Jersey	0.8%
Ireland	0.6%
Virgin Islands (UK)	0.6%
Japan	0.5%
Taiwan, Province of China	0.4%
Austria	0.3%
Marshall Islands	0.3%
Spain	0.3%
Hong Kong	0.2%
Republic of Korea	0.2%
Switzerland	0.2%
India	0.1%
Italy	0.1%
Denmark	0.1%
Panama	0.1%
United Kingdom	0.1%
Total Long-Term Investments	100.0%

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

14 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	October 31, 2020

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2020, 76% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS	October 31, 2020

	Shares	Value

COMMON STOCKS† – 7.6%
Financial – 2.3%
PNC Financial Services Group, Inc.	25,000	$ 2,797,000
Gaming and Leisure Properties, Inc. REIT	75,936	2,760,273
Visa, Inc. — Class A	15,000	2,725,650
Fifth Third Bancorp[1]	100,000	2,322,000
Lamar Advertising Co. — Class A REIT	35,000	2,168,600
Total Financial		12,773,523

Consumer, Non-cyclical – 1.8%
Medtronic plc	50,000	5,028,500
United Rentals, Inc.*,1	15,000	2,674,350
Vertex Pharmaceuticals, Inc.*,1	10,000	2,083,600
Total Consumer, Non-cyclical		9,786,450

Consumer, Cyclical – 1.2%
Las Vegas Sands Corp.	50,000	2,403,000
Spirit Airlines, Inc.*	100,000	1,757,000
Caesars Entertainment, Inc.*,1	35,000	1,568,700
Winnebago Industries, Inc.	23,000	1,079,850
Total Consumer, Cyclical		6,808,550

Basic Materials – 1.0%
Freeport-McMoRan, Inc.	150,000	2,601,000
DuPont de Nemours, Inc.	45,000	2,559,600
Total Basic Materials		5,160,600

Technology – 0.9%
Microsoft Corp.[1]	15,000	3,037,050
DocuSign, Inc.*,1	10,000	2,022,500
Total Technology		5,059,550

Industrial – 0.4%
Caterpillar, Inc.	15,000	2,355,750
Total Common Stocks
(Cost $41,974,187)		41,944,423

CONVERTIBLE PREFERRED STOCKS† – 18.8%
Financial – 4.7%
Wells Fargo & Co.
7.50%[1]	6,000	8,105,472
Bank of America Corp.
7.25%[1]	5,295	7,767,235
KKR & Company, Inc.
6.00% due 09/15/23[1]	147,801	7,691,564

See notes to financial statements.

16 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 18.8% (continued)
Financial – 4.7% (continued)
Assurant, Inc.
6.50% due 03/15/21[1]	9,847	$ 1,188,435
QTS Realty Trust, Inc.
6.50%[1]	7,844	1,090,316
Total Financial		25,843,022

Consumer, Non-cyclical – 3.2%
Boston Scientific Corp.
5.50% due 06/01/23[1]	59,855	6,199,781
Becton Dickinson and Co.
6.00% due 06/01/23[1]	75,329	3,923,134
Elanco Animal Health, Inc.
5.00% due 02/01/23[1]	64,720	3,130,507
Danaher Corp.
5.00% due 04/15/23[1]	2,015	2,688,493
Avantor, Inc.
6.25% due 05/15/22	11,070	831,468
Bunge Ltd.
4.88%[1]	6,646	678,224
Sabre Corp.
6.50% due 09/01/23*,1	3,534	336,720
Total Consumer, Non-cyclical		17,788,327

Technology – 2.9%
Broadcom, Inc.
8.00% due 09/30/22[1]	8,346	9,931,657
Change Healthcare, Inc.
6.00% due 06/30/22[1]	116,832	6,083,442
Total Technology		16,015,099

Industrial – 2.6%
Energizer Holdings, Inc.
7.50% due 01/15/22[1]	42,842	3,651,424
Colfax Corp.
5.75% due 01/15/22[1]	28,454	3,362,409
Stanley Black & Decker, Inc.
5.25% due 11/15/22[1]	28,053	2,928,172
Fortive Corp.
5.00% due 07/01/21[1]	3,000	2,742,341
II-VI, Inc.
6.00% due 07/01/23[1]	8,909	1,853,785
Total Industrial		14,538,131

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 18.8% (continued)
Utilities – 2.0%
NextEra Energy, Inc.
5.28% due 03/01/23[1]	123,723	$ 6,118,102
6.22% due 09/01/23[1]	37,263	1,838,184
American Electric Power Company, Inc.
6.13% due 08/15/23[1]	32,177	1,722,756
PG&E Corp.
5.50% due 08/16/23[1]	9,826	976,901
Dominion Energy, Inc.
7.25% due 06/01/22[1]	7,726	799,590
Total Utilities		11,455,533

Basic Materials – 1.6%
ArcelorMittal S.A.
5.50% due 05/18/23[1]	146,478	5,081,322
International Flavors & Fragrances, Inc.
6.00% due 09/15/21[1]	93,088	3,596,920
Total Basic Materials		8,678,242

Consumer, Cyclical – 1.2%
Aptiv plc
5.50% due 06/15/23[1]	55,440	6,616,764

Communications – 0.6%
2020 Cash Mandatory Exchangeable Trust
5.25% due 06/01/23*,1,3	3,360	3,508,176
Total Convertible Preferred Stocks
(Cost $97,948,081)		104,443,294

MONEY MARKET FUND† – 7.1%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class, 0.02%[1,2]	39,424,582	39,424,582
Total Money Market Fund
(Cost $39,424,582)		39,424,582

CONVERTIBLE BONDS†† – 78.2%
Technology – 24.0%
Splunk, Inc.
1.13% due 06/15/27[1,3]	9,592,000	10,605,336
RingCentral, Inc.
due 03/01/25[1,3,4]	6,576,000	6,969,176
due 03/15/26[1,3,4]	1,500,000	1,454,959

See notes to financial statements.

18 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 78.2% (continued)
Technology – 24.0% (continued)
Akamai Technologies, Inc.
0.38% due 09/01/27[1]	4,886,000	$ 5,234,127
0.13% due 05/01/25[1]	2,142,000	2,512,834
MongoDB, Inc.
0.25% due 01/15/26[1,3]	5,442,000	7,079,376
Coupa Software, Inc.
0.38% due 06/15/26[1,3]	4,844,000	5,646,628
Silicon Laboratories, Inc.
0.63% due 06/15/25[1,3]	4,980,000	5,562,074
Everbridge, Inc.
0.13% due 12/15/24[1,3]	4,506,000	5,297,366
Inphi Corp.
0.75% due 04/15/25[1,3]	4,106,000	5,273,441
LivePerson, Inc.
0.75% due 03/01/24[1]	3,251,000	5,255,343
Zscaler, Inc.
0.13% due 07/01/25[1,3]	4,466,000	5,186,769
Medallia, Inc.
0.13% due 09/15/25[1,3]	4,843,000	5,001,258
PagerDuty, Inc.
1.25% due 07/01/25[1,3]	4,763,000	4,848,552
Synaptics, Inc.
0.50% due 06/15/22[1]	3,970,000	4,789,907
Rapid7, Inc.
2.25% due 05/01/25[1,3]	3,607,000	4,563,457
Envestnet, Inc.
1.75% due 06/01/23[1]	2,964,000	3,771,622
0.75% due 08/15/25[1,3]	661,000	664,050
Microchip Technology, Inc.
1.63% due 02/15/27[1]	2,738,000	4,266,088
ON Semiconductor Corp.
1.63% due 10/15/23[1]	2,641,000	3,769,816
Lumentum Holdings, Inc.
0.50% due 12/15/26[1,3]	3,213,000	3,621,692
Workday, Inc.
0.25% due 10/01/22[1]	2,340,000	3,529,581
STMicroelectronics N.V.
due 08/04/27[4]	1,800,000	1,963,440
due 08/04/25[4]	1,000,000	1,108,610
Cloudflare, Inc.
0.75% due 05/15/25[1,3]	1,845,000	2,919,097
Five9, Inc.
0.50% due 06/01/25[1,3]	2,000,000	2,655,000

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 78.2% (continued)
Technology – 24.0% (continued)
Pegasystems, Inc.
0.75% due 03/01/25[1,3]	2,000,000	$ 2,236,000
Lenovo Group Ltd.
3.38% due 01/24/24[1]	1,550,000	1,691,060
Omnicell, Inc.
0.25% due 09/15/25[1,3]	1,418,000	1,555,824
RealPage, Inc.
1.50% due 05/15/25[1]	1,432,000	1,479,131
Atos SE
due 11/06/24[1,4]	EUR 1,000,000	1,412,135
Verint Systems, Inc.
1.50% due 06/01/21[1]	1,382,000	1,410,504
Insight Enterprises, Inc.
0.75% due 02/15/25[1]	1,245,000	1,275,224
Nuance Communications, Inc.
1.25% due 04/01/25[1]	696,000	1,199,833
Datadog, Inc.
0.13% due 06/15/25[1,3]	773,000	969,806
Health Catalyst, Inc.
2.50% due 04/15/25[1,3]	693,000	928,712
Cerence, Inc.
3.00% due 06/01/25[3]	530,000	883,019
Mail.Ru Group Ltd.
1.63% due 10/01/25	800,000	802,352
Teradyne, Inc.
1.25% due 12/15/23[1]	278,000	777,835
Tabula Rasa HealthCare, Inc.
1.75% due 02/15/26[1,3]	796,000	698,490
Innolux Corp.
due 01/22/25[1,4]	600,000	687,750
Talend S.A.
1.75% due 09/01/24	EUR 580,000	680,616
Zynga, Inc.
0.25% due 06/01/24[1]	455,000	574,153
Total Technology		132,812,043

Communications – 18.0%
Liberty Media Corp.
2.75% due 12/01/49[1,3]	6,927,000	6,933,927
1.38% due 10/15/23	3,313,000	3,719,962
2.25% due 12/01/48[1,3]	2,866,000	2,973,475

See notes to financial statements.

20 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 78.2% (continued)
Communications – 18.0% (continued)
Palo Alto Networks, Inc.
0.38% due 06/01/25[1,3]	5,804,000	$ 5,927,335
0.75% due 07/01/23[1]	4,066,000	4,369,470
Booking Holdings, Inc.
0.75% due 05/01/25[1,3]	7,624,000	9,573,159
Wayfair, Inc.
0.63% due 10/01/25[1,3]	7,630,000	7,313,409
1.00% due 08/15/26[1]	1,216,000	2,203,505
Viavi Solutions, Inc.
1.00% due 03/01/24[1]	3,386,000	3,924,197
1.75% due 06/01/23[1]	3,000,000	3,445,076
Proofpoint, Inc.
0.25% due 08/15/24[1]	7,023,000	6,806,098
Snap, Inc.
0.75% due 08/01/26[1]	2,443,000	4,554,843
JOYY, Inc.
1.38% due 06/15/26	3,000,000	3,462,375
0.75% due 06/15/25[1]	674,000	793,887
Wix.com Ltd.
due 08/15/25[1,3,4]	3,716,000	3,649,326
Trip.com Group Ltd.
1.50% due 07/01/27[1]	3,000,000	3,244,200
DISH Network Corp.
2.38% due 03/15/24[1]	1,998,000	1,802,186
3.38% due 08/15/26	1,057,000	936,935
Shopify, Inc.
0.13% due 11/01/25[1]	2,245,000	2,466,694
Zillow Group, Inc.
1.50% due 07/01/23[1]	1,048,000	1,370,885
2.75% due 05/15/25[1]	685,000	1,077,386
Zendesk, Inc.
0.63% due 06/15/25[1,3]	1,743,000	2,187,968
Match Group Financeco 2, Inc.
0.88% due 06/15/26[3]	1,317,000	1,977,334
Etsy, Inc.
0.13% due 09/01/27[1,3]	1,203,000	1,252,103
0.13% due 10/01/26[1]	418,000	656,627
Okta, Inc.
0.38% due 06/15/26[1,3]	1,581,000	1,794,710
Yandex N.V.
0.75% due 03/03/25[1]	1,400,000	1,614,312
Fiverr International Ltd.
due 11/01/25[3,4]	1,503,000	1,544,332

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 78.2% (continued)
Communications – 18.0% (continued)
Delivery Hero SE
0.88% due 07/15/25[1]	EUR 900,000	$ 1,066,659
0.25% due 01/23/24[1]	EUR 300,000	420,022
Nice Ltd.
due 09/15/25[3,4]	1,264,000	1,293,308
Bharti Airtel Ltd.
1.50% due 02/17/25	1,050,000	1,155,252
RealReal, Inc.
3.00% due 06/15/25[1,3]	1,066,000	1,088,652
Kakao Corp.
due 04/28/23[1,4]	900,000	921,573
GCI Liberty, Inc.
1.75% due 09/30/46[1,3]	513,000	858,505
Lyft, Inc.
1.50% due 05/15/25[1,3]	863,000	830,951
Twitter, Inc.
0.25% due 06/15/24[1]	758,000	829,479
Total Communications		100,040,117

Consumer, Non-cyclical – 11.9%
Teladoc Health, Inc.
1.25% due 06/01/27[1,3]	6,451,000	7,542,975
DexCom, Inc.
0.25% due 11/15/25[1,3]	5,547,000	5,361,805
Jazz Investments I Ltd.
2.00% due 06/15/26[1,3]	4,156,000	4,992,471
Chegg, Inc.
due 09/01/26[1,3,4]	4,138,000	4,194,784
0.13% due 03/15/25[1]	104,000	160,942
Exact Sciences Corp.
0.38% due 03/15/27[1]	3,261,000	4,296,368
Sabre GLBL, Inc.
4.00% due 04/15/25[1,3]	3,254,000	3,845,821
Ligand Pharmaceuticals, Inc.
0.75% due 05/15/23[1]	4,000,000	3,667,386
Insulet Corp.
0.38% due 09/01/26[1]	2,538,000	3,112,282
Heska Corp.
3.75% due 09/15/26[3]	2,000,000	3,069,605
Square, Inc.
0.50% due 05/15/23[1]	1,225,000	2,535,982
0.13% due 03/01/25[3]	283,000	416,636
Herbalife Nutrition Ltd.
2.63% due 03/15/24[1]	2,720,000	2,712,020

See notes to financial statements.

22 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 78.2% (continued)
Consumer, Non-cyclical – 11.9% (continued)
Ionis Pharmaceuticals, Inc.
0.13% due 12/15/24[1,3]	2,065,000	$ 1,918,349
Supernus Pharmaceuticals, Inc.
0.63% due 04/01/23[1]	2,000,000	1,857,457
BioMarin Pharmaceutical, Inc.
1.25% due 05/15/27[1,3]	1,822,000	1,760,508
CONMED Corp.
2.63% due 02/01/24[1]	1,054,000	1,204,998
ORPEA
0.38% due 05/17/27[1]	7,756**	1,198,364
LivaNova USA, Inc.
3.00% due 12/15/25[1,3]	1,069,000	1,184,912
Integra LifeSciences Holdings Corp.
0.50% due 08/15/25[1,3]	1,232,000	1,130,360
Illumina, Inc.
0.50% due 06/15/21[1]	855,000	1,057,694
Flexion Therapeutics, Inc.
3.38% due 05/01/24[1]	1,169,000	980,451
Amadeus IT Group S.A.
1.50% due 04/09/25[1]	EUR 700,000	964,000
Nexi SpA
1.75% due 04/24/27[1]	EUR 700,000	922,012
Insmed, Inc.
1.75% due 01/15/25[1]	809,000	894,304
China Conch Venture Holdings International Ltd.
due 09/05/23[4]	HKD 6,000,000	848,860
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[1]	561,000	786,844
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[1]	393,000	785,690
GN Store Nord A/S
due 05/21/24[1,4]	EUR 500,000	672,389
Cantel Medical Corp.
3.25% due 05/15/25[3]	492,000	664,508
K12, Inc.
1.13% due 09/01/27[1,3]	691,000	568,934
Ocado Group plc
0.75% due 01/18/27[1]	GBP 400,000	568,881
Total Consumer, Non-cyclical		65,878,592

Consumer, Cyclical – 11.8%
Southwest Airlines Co.
1.25% due 05/01/25[1]	7,537,000	10,174,950

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 78.2% (continued)
Consumer, Cyclical – 11.8% (continued)
Royal Caribbean Cruises Ltd.
4.25% due 06/15/23[1,3]	7,760,000	$ 8,077,743
2.88% due 11/15/23[1,3]	676,000	641,845
Burlington Stores, Inc.
2.25% due 04/15/25[1,3]	6,550,000	7,529,062
NCL Corporation Ltd.
5.38% due 08/01/25[1,3]	6,235,000	7,244,291
Tesla, Inc.
2.00% due 05/15/24[1]	673,000	4,222,026
1.25% due 03/01/21[1]	304,000	1,642,248
Cinemark Holdings, Inc.
4.50% due 08/15/25[1,3]	6,273,000	5,445,969
Live Nation Entertainment, Inc.
2.00% due 02/15/25[1,3]	4,000,000	3,515,092
Winnebago Industries, Inc.
1.50% due 04/01/25[1,3]	2,000,000	2,067,600
Harvest International Co.
due 11/21/22[4]	HKD 12,000,000	1,701,787
Zhongsheng Group Holdings Ltd.
due 05/21/25[4]	HKD 9,000,000	1,552,869
Zalando SE
0.05% due 08/06/25[1]	EUR 1,000,000	1,399,287
ANLLIAN Capital Ltd.
due 02/05/25[1,4]	EUR 1,100,000	1,296,844
adidas AG
0.05% due 09/12/23[1]	EUR 800,000	1,088,324
Huazhu Group Ltd.
3.00% due 05/01/26[1,3]	841,000	971,894
National Vision Holdings, Inc.
2.50% due 05/15/25[1,3]	628,000	924,489
RH
due 09/15/24[1,3,4]	534,000	911,033
Carnival Corp.
5.75% due 04/01/23[1,3]	574,000	894,573
Marriott Vacations Worldwide Corp.
1.50% due 09/15/22[1]	892,000	882,214
Dufry One BV
1.00% due 05/04/23[1]	CHF 600,000	809,311
American Airlines Group, Inc.
6.50% due 07/01/25[1]	785,000	676,873
Sony Corp.
due 09/30/22[4]	JPY 40,000,000	667,140
Bloomin’ Brands, Inc.
5.00% due 05/01/25[1,3]	424,000	603,845

See notes to financial statements.

24 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 78.2% (continued)
Consumer, Cyclical – 11.8% (continued)
Air Canada
4.00% due 07/01/25[1,3]	519,000	$ 567,999
Total Consumer, Cyclical		65,509,308

Industrial – 4.7%
KBR, Inc.
2.50% due 11/01/23[1]	3,713,000	4,126,827
Kaman Corp.
3.25% due 05/01/24	4,100,000	4,100,534
Scorpio Tankers, Inc.
3.00% due 05/15/22	2,793,000	2,587,570
Sika A.G.
0.15% due 06/05/25	CHF 1,420,000	2,001,680
Asia Cement Corp.
due 09/21/23[4]	1,627,000	1,979,246
Chart Industries, Inc.
1.00% due 11/15/24[1,3]	1,208,000	1,920,720
Middleby Corp.
1.00% due 09/01/25[1,3]	1,548,000	1,592,505
Cellnex Telecom S.A.
1.50% due 01/16/26[1]	EUR 700,000	1,493,991
MINEBEA MITSUMI, Inc.
due 08/03/22[4]	JPY 120,000,000	1,278,515
Safran S.A.
0.88% due 05/15/27[1]	8,870**	1,261,543
Zhen Ding Technology Holding Ltd.
due 06/30/25[1,4]	1,100,000	1,176,313
Vinci S.A.
0.38% due 02/16/22[1]	1,000,000	1,060,610
Taiwan Cement Corp.
due 12/10/23[4]	700,000	879,390
II-VI, Inc.
0.25% due 09/01/22[1]	414,000	495,746
Total Industrial		25,955,190

Financial – 2.7%
AXA S.A.
7.25% due 05/15/21[1,3]	3,337,000	3,332,829
SBI Holdings, Inc.
due 07/25/25[1,4]	JPY 190,000,000	1,906,197
Smart Insight International Ltd.
4.50% due 12/05/23	HKD 10,000,000	1,488,385
JPMorgan Chase Bank North America
due 09/18/22[1,4]	EUR 1,100,000	1,400,761

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 78.2% (continued)
Financial – 2.7% (continued)
Redfin Corp.
due 10/15/25[1,3,4]	1,398,000	$ 1,319,432
Blackstone Mortgage Trust, Inc.
4.75% due 03/15/23[1]	1,198,000	1,159,283
Deutsche Wohnen SE
0.33% due 07/26/24[1]	EUR 800,000	1,039,046
LEG Immobilien AG
0.88% due 09/01/25[1]	EUR 600,000	853,442
Poseidon Finance 1 Ltd.
due 02/01/25[1,4]	802,000	777,439
PRA Group, Inc.
3.50% due 06/01/23	756,000	770,043
ESR Cayman Ltd.
1.50% due 09/30/25[1]	714,000	736,265
Total Financial		14,783,122

Energy – 2.2%
Pioneer Natural Resources Co.
0.25% due 05/15/25[1,3]	6,685,000	7,155,510
CNX Resources Corp.
2.25% due 05/01/26[1,3]	3,807,000	4,036,822
RAG-Stiftung
due 06/17/26[1,4]	EUR 800,000	916,876
Total Energy		12,109,208

Basic Materials – 1.6%
SSR Mining, Inc.
2.50% due 04/01/39[1]	3,333,000	4,443,306
Allegheny Technologies, Inc.
3.50% due 06/15/25[1,3]	3,000,000	2,949,300
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 1,300,000	1,000,922
LG Chem Ltd.
due 04/16/21[4]	EUR 500,000	687,127
Total Basic Materials		9,080,655

Utilities – 1.3%
Electricite de France S.A.
due 09/14/24[1,4]	170,000**	2,621,051
CenterPoint Energy, Inc.
4.57% due 09/15/29[1]	41,637**	2,386,216
NRG Energy, Inc.
2.75% due 06/01/48[1]	1,000,000	1,045,000

See notes to financial statements.

26 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 78.2% (continued)
Utilities – 1.3% (continued)
China Yangtze Power International BVI 1 Ltd.
due 11/09/21[1,4]	975,000	$ 996,524
Total Utilities		7,048,791
Total Convertible Bonds
(Cost $395,062,885)		433,217,026

CORPORATE BONDS†† – 48.7%
Consumer, Non-cyclical – 10.4%
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,3]	3,750,000	4,275,000
Magellan Health, Inc.
4.90% due 09/22/24[1]	3,556,000	3,751,580
HCA, Inc.
5.63% due 09/01/28[1]	1,940,000	2,261,507
7.69% due 06/15/25[1]	1,112,000	1,330,113
Tenet Healthcare Corp.
5.13% due 11/01/27[1,3]	3,378,000	3,486,772
Horizon Therapeutics USA, Inc.
5.50% due 08/01/27[1,3]	3,230,000	3,442,566
Bausch Health Companies, Inc.
7.25% due 05/30/29[1,3]	2,920,000	3,145,950
HLF Financing SARL LLC / Herbalife International, Inc.
7.25% due 08/15/26[1,3]	2,776,000	2,861,875
Herbalife Nutrition Ltd. / HLF Financing, Inc.
7.88% due 09/01/25[1,3]	2,635,000	2,783,219
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A.
7.25% due 02/01/28[1,3]	2,623,000	2,745,953
Brink’s Co.
4.63% due 10/15/27[1,3]	2,665,000	2,724,176
Cardtronics, Inc. / Cardtronics USA, Inc.
5.50% due 05/01/25[1,3]	2,674,000	2,707,144
ASGN, Inc.
4.63% due 05/15/28[1,3]	2,608,000	2,686,188
MEDNAX, Inc.
6.25% due 01/15/27[1,3]	2,573,000	2,659,118
Teleflex, Inc.
4.25% due 06/01/28[1,3]	2,493,000	2,608,301
Capitol Investment Merger Sub 2 LLC
10.00% due 08/01/24[1,3]	2,278,000	2,421,560
Emergent BioSolutions, Inc.
3.88% due 08/15/28[1,3]	2,382,000	2,398,376
United Natural Foods, Inc.
6.75% due 10/15/28[1,3]	2,262,000	2,293,103
Korn Ferry
4.63% due 12/15/27[1,3]	2,109,000	2,156,453

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 48.7% (continued)
Consumer, Non-cyclical – 10.4% (continued)
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[1,3]	1,931,000	$ 1,994,964
Central Garden & Pet Co.
6.13% due 11/15/23[1]	1,419,000	1,448,019
5.13% due 02/01/28[1]	254,000	269,509
Encompass Health Corp.
5.75% due 11/01/24[1]	1,170,000	1,170,000
Total Consumer, Non-cyclical		57,621,446

Consumer, Cyclical – 9.7%
Ford Motor Co.
7.45% due 07/16/31[1]	4,055,000	4,838,122
Tempur Sealy International, Inc.
5.63% due 10/15/23[1]	4,000,000	4,064,580
QVC, Inc.
4.75% due 02/15/27[1]	3,154,000	3,223,987
Churchill Downs, Inc.
4.75% due 01/15/28[1,3]	1,479,000	1,504,609
5.50% due 04/01/27[1,3]	1,376,000	1,428,205
Scientific Games International, Inc.
7.25% due 11/15/29[1,3]	2,886,000	2,867,559
Hilton Domestic Operating Company, Inc.
4.88% due 01/15/30[1]	2,761,000	2,845,556
Sally Holdings LLC / Sally Capital, Inc.
5.63% due 12/01/25[1]	2,635,000	2,617,214
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,3]	2,561,000	2,588,211
Hanesbrands, Inc.
5.38% due 05/15/25[1,3]	2,400,000	2,529,000
Staples, Inc.
10.75% due 04/15/27[1,3]	2,999,000	2,387,954
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[1,3]	2,546,000	2,377,060
Delta Air Lines, Inc.
2.90% due 10/28/24[1]	2,584,000	2,251,491
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[3]	1,930,000	2,047,006
FirstCash, Inc.
4.63% due 09/01/28[1,3]	1,968,000	2,001,210
Macy’s, Inc.
8.38% due 06/15/25[1,3]	1,898,000	1,984,435
American Greetings Corp.
8.75% due 04/15/25[1,3]	1,931,000	1,889,764
Michaels Stores, Inc.
8.00% due 07/15/27[1,3]	1,815,000	1,872,517

See notes to financial statements.

28 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 48.7% (continued)
Consumer, Cyclical – 9.7% (continued)
Ford Motor Credit Company LLC
3.81% due 01/09/24[1]	1,792,000	$ 1,792,107
Truck Hero, Inc.
8.50% due 04/21/24[1,3]	1,631,000	1,734,805
Tenneco, Inc.
5.00% due 07/15/26[1]	2,148,000	1,648,590
NCL Corporation Ltd.
3.63% due 12/15/24[3]	1,997,000	1,381,674
Cooper-Standard Automotive, Inc.
5.63% due 11/15/26[1,3]	1,945,000	1,308,012
Burlington Coat Factory Warehouse Corp.
6.25% due 04/15/25[1,3]	460,000	482,713
Total Consumer, Cyclical		53,666,381

Communications – 7.5%
Twitter, Inc.
3.88% due 12/15/27[3]	4,000,000	4,200,200
Sprint Capital Corp.
6.88% due 11/15/28	2,696,000	3,412,125
Altice France Holding S.A.
10.50% due 05/15/27[1,3]	3,069,000	3,389,327
Avaya, Inc.
6.13% due 09/15/28[1,3]	3,163,000	3,255,913
CSC Holdings LLC
6.50% due 02/01/29[1,3]	2,709,000	3,010,769
Meredith Corp.
6.88% due 02/01/26[1]	3,285,000	2,728,603
Embarq Corp.
8.00% due 06/01/36	2,306,000	2,708,109
Plantronics, Inc.
5.50% due 05/31/23[1,3]	2,733,000	2,639,026
CommScope, Inc.
8.25% due 03/01/27[1,3]	2,542,000	2,634,147
Nexstar Broadcasting, Inc.
4.75% due 11/01/28[1,3]	2,586,000	2,619,683
Photo Holdings Merger Sub, Inc.
8.50% due 10/01/26[1,3]	2,808,000	2,616,270
VeriSign, Inc.
4.63% due 05/01/23[1]	2,554,000	2,585,274
MDC Partners, Inc.
6.50% due 05/01/24[1,3]	2,283,000	2,187,867
Sirius XM Radio, Inc.
5.50% due 07/01/29[1,3]	1,392,000	1,517,732
Match Group Holdings II LLC
4.63% due 06/01/28[1,3]	1,271,000	1,318,313

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 48.7% (continued)
Communications – 7.5% (continued)
AMC Networks, Inc.
4.75% due 12/15/22[1]	1,000,000	$ 1,002,225
Total Communications		41,825,583

Energy – 6.1%
Occidental Petroleum Corp.
3.40% due 04/15/26[1]	6,645,000	5,210,046
Comstock Resources, Inc.
9.75% due 08/15/26[1]	3,157,000	3,330,635
Parkland Corp.
5.88% due 07/15/27[1,3]	3,040,000	3,143,238
Endeavor Energy Resources Limited Partnership / EER Finance, Inc.
6.63% due 07/15/25[1,3]	2,672,000	2,776,368
Indigo Natural Resources LLC
6.88% due 02/15/26[1,3]	2,741,000	2,699,885
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
7.75% due 02/01/28[1]	2,353,000	1,955,202
6.25% due 05/15/26	774,000	621,298
Tallgrass Energy Partners Limited Partnership / Tallgrass Energy Finance Corp.
6.00% due 03/01/27[1,3]	2,672,000	2,531,720
Harvest Midstream I, LP
7.50% due 09/01/28[1,3]	2,202,000	2,190,990
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
11.00% due 04/15/25[3]	1,971,000	1,912,264
Apache Corp.
4.88% due 11/15/27[1]	1,931,000	1,815,140
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[1,3]	1,401,000	1,492,415
PBF Logistics Limited Partnership / PBF Logistics Finance Corp.
6.88% due 05/15/23[1]	1,565,000	1,232,437
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[3]	1,757,000	1,168,405
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1]	2,791,000	1,163,498
WPX Energy, Inc.
5.88% due 06/15/28[1]	333,000	340,916
EQT Corp.
5.00% due 01/15/29	64,000	64,000
Total Energy		33,648,457

Basic Materials – 4.4%
Alcoa Nederland Holding BV
6.75% due 09/30/24[1,3]	4,000,000	4,132,500
5.50% due 12/15/27[1,3]	1,976,000	2,082,210

See notes to financial statements.

30 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 48.7% (continued)
Basic Materials – 4.4% (continued)
Commercial Metals Co.
4.88% due 05/15/23[1]	3,000,000	$ 3,138,435
5.75% due 04/15/26[1]	2,019,000	2,090,604
Valvoline, Inc.
4.25% due 02/15/30[3]	2,818,000	2,878,587
First Quantum Minerals Ltd.
6.88% due 10/15/27[3]	2,837,000	2,833,425
New Gold, Inc.
6.38% due 05/15/25[1,3]	2,691,000	2,776,775
Compass Minerals International, Inc.
6.75% due 12/01/27[1,3]	2,141,000	2,326,004
Ingevity Corp.
3.88% due 11/01/28[1,3]	1,931,000	1,963,972
Total Basic Materials		24,222,512

Technology – 3.7%
Seagate HDD Cayman
5.75% due 12/01/34[1]	3,272,000	3,734,498
Amkor Technology, Inc.
6.63% due 09/15/27[1,3]	3,000,000	3,213,750
Unisys Corp.
6.88% due 11/01/27[1,3]	2,896,000	3,004,600
CDK Global, Inc.
4.88% due 06/01/27[1]	2,570,000	2,668,174
ams AG
7.00% due 07/31/25[1,3]	2,447,000	2,595,349
Everi Payments, Inc.
7.50% due 12/15/25[1,3]	2,530,000	2,570,847
Dell, Inc.
7.10% due 04/15/28[1]	1,377,000	1,748,790
Alteryx, Inc.
1.00% due 08/01/26[1]	900,000	941,063
Total Technology		20,477,071

Financial – 3.4%
Iron Mountain, Inc.
5.25% due 07/15/30[1,3]	3,218,000	3,306,495
NMI Holdings, Inc.
7.38% due 06/01/25[1,3]	2,972,000	3,243,774
Credit Acceptance Corp.
6.63% due 03/15/26[1]	2,512,000	2,615,620
OneMain Finance Corp.
7.75% due 10/01/21[1]	1,255,000	1,317,468
6.63% due 01/15/28[1]	1,143,000	1,251,928

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 48.7% (continued)
Financial – 3.4% (continued)
Advisor Group Holdings, Inc.
10.75% due 08/01/27[1,3]	2,510,000	$ 2,523,642
GMAC, Inc.
8.00% due 11/01/31[1]	1,764,000	2,439,796
Radian Group, Inc.
4.88% due 03/15/27[1]	1,647,000	1,688,175
AG Issuer LLC
6.25% due 03/01/28[1,3]	764,000	746,810
Total Financial		19,133,708

Industrial – 2.7%
MasTec, Inc.
4.50% due 08/15/28[1,3]	3,268,000	3,361,955
Energizer Holdings, Inc.
7.75% due 01/15/27[3]	2,592,000	2,804,220
EnerSys
4.38% due 12/15/27[1,3]	2,720,000	2,801,600
Covanta Holding Corp.
6.00% due 01/01/27[1]	2,212,000	2,311,540
Clean Harbors, Inc.
4.88% due 07/15/27[1,3]	1,724,000	1,804,494
Watco Companies LLC / Watco Finance Corp.
6.50% due 06/15/27[1,3]	1,619,000	1,682,748
Total Industrial		14,766,557

Utilities – 0.8%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.75% due 05/20/27[1]	2,230,000	2,450,045
Talen Energy Supply LLC
7.25% due 05/15/27[1,3]	1,278,000	1,282,793
10.50% due 01/15/26[1,3]	910,000	622,781
7.63% due 06/01/28[1,3]	333,000	326,548
Total Utilities		4,682,167
Total Corporate Bonds
(Cost $264,912,848)		270,043,882

SENIOR FLOATING RATE INTERESTS††,5 – 0.4%
Consumer, Cyclical – 0.4%
Intrawest Resorts Holdings, Inc.
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 07/31/24	2,375,960	2,292,801
Total Senior Floating Rate Interests
(Cost $2,373,499)		2,292,801

See notes to financial statements.

32 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

Value

Total Investments – 160.8%
(Cost $841,696,082)	$ 891,366,008
Other Assets & Liabilities, net – (60.8)%	(337,043,653)
Total Net Assets – 100.0%	$ 554,322,355

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Sell	Currency	Date	Value	October 31, 2020	(Depreciation)
Bank of New York Mellon	22,363,833	EUR	12/11/20	$26,359,841	$26,076,524	$283,317
Bank of New York Mellon	1,385,535	CAD	12/11/20	1,047,735	1,039,338	8,397
Bank of New York Mellon	1,510,256	GBP	12/11/20	1,955,751	1,953,374	2,377
Bank of New York Mellon	43,646,900	HKD	12/11/20	5,628,370	5,628,125	245
Bank of New York Mellon	2,554,318	CHF	12/11/20	2,788,764	2,790,495	(1,731)
Bank of New York Mellon	423,433,050	JPY	12/11/20	3,994,206	4,052,781	(58,575)
						$234,030
			Settlement	Settlement	Value at	Unrealized
Counterparty	Contracts to Buy	Currency	Date	Value	October 31, 2020	Depreciation
Bank of New York Mellon	1,015,500	GBP	12/11/20	$1,316,999	$1,313,453	$ (3,546)
Bank of New York Mellon	4,027,000	EUR	12/11/20	4,741,258	4,695,536	(45,722)
						$(49,268)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Represents shares.
†	Value determined based on Level 1 inputs — See Note 6.
††	Value determined based on Level 2 inputs — See Note 6.
1
All or a portion of these securities have been physically segregated in connection with the borrowings and reverse repurchase agreements. As of October 31, 2020, the total value of securities segregated was $741,049,848.

2	Rate indicated is the 7-day yield as of October 31, 2020.
3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $415,646,836 (cost $398,398,834), or 75.0% of total net assets.

4	Zero coupon rate security.
5
Variable rate security. Rate indicated is the rate effective at October 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS continued	October 31, 2020

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
SARL	Société à Responsabilité Limitée

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund’s investments at October 31, 2020 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$41,944,423	$—	$—	$41,944,423
Convertible Preferred Stocks	104,443,294	—	—	104,443,294
Money Market Fund	39,424,582	—	—	39,424,582
Convertible Bonds	—	433,217,026	—	433,217,026
Corporate Bonds	—	270,043,882	—	270,043,882
Senior Floating Rate Interests	—	2,292,801	—	2,292,801
Forward Foreign Currency
Exchange Contracts**	—	294,336	—	294,336
Total Assets	$185,812,299	$705,848,045	$—	$891,660,344

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts**	$—	$109,574	$—	$109,574

** This derivative is reported as unrealized appreciation/depreciation at period end.
Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the year end, reverse repurchase agreements of $156,028,461 are categorized as Level 2 within the disclosure hierarchy — See Note 7.
The Fund did not hold any Level 3 securities during the year ended October 31, 2020.
See notes to financial statements.

34 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2020

ASSETS:
Investments, at value (cost $841,696,082)	$891,366,008
Foreign currency, at value (cost $368,715)	368,430
Unrealized appreciation on forward foreign currency exchange contracts	294,336
Receivables:
Investments sold	9,395,547
Interest	5,984,988
Dividends	150,785
Tax reclaims	32,244
Other assets	175,194
Total assets	907,767,532
LIABILITIES:
Borrowings	168,000,000
Reverse repurchase agreements (Note 7)	156,028,461
Unrealized depreciation on forward foreign currency exchange contracts	109,574
Interest payable on borrowings	35,356
Payable for:
Investments purchased	28,176,103
Investment advisory fees	413,158
Professional fees	362,176
Servicing fees	160,753
Other liabilities	159,596
Total liabilities	353,445,177
NET ASSETS	$554,322,355
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
34,525,222 shares issued and outstanding	$34,525
Additional paid-in capital	538,382,971
Total distributable earnings (loss)	15,904,859
NET ASSETS	$554,322,355
Shares outstanding ($0.001 par value with unlimited amount authorized)	34,525,222
Net asset value	$16.06

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 35

STATEMENT OF OPERATIONS	October 31, 2020
For the Year Ended October 31, 2020

INVESTMENT INCOME:
Interest (net of foreign taxes withheld $9,979)	$26,744,551
Dividends (net of foreign taxes withheld $19,923)	6,165,852
Total investment income	32,910,403
EXPENSES:
Interest expense	12,251,554
Investment advisory fees	4,750,741
Servicing fees	1,847,510
Borrowings breakage fees	805,500
Professional fees	512,080
Trustees’ fees and expenses*	510,696
Administration fees	171,746
Fund accounting fees	166,097
Insurance	138,750
Printing fees	107,411
Custodian fees	66,404
Registration and filing fees	33,672
Transfer agent fees	20,713
Other expenses	17,479
Total expenses	21,400,353
Net investment income	11,510,050
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,507,463
Options written	(308,467)
Options purchased	(511,064)
Forward foreign currency exchange contracts	205,261
Foreign currency transactions	(1,065,388)
Net realized gain	2,827,805
Net change in unrealized appreciation (depreciation) on:
Investments	23,809,130
Options written	137,230
Forward foreign currency exchange contracts	439,544
Foreign currency translations	6,608
Net change in unrealized appreciation (depreciation)	24,392,512
Net realized and unrealized gain	27,220,317
Net increase in net assets resulting from operations	$38,730,367

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

36 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2020

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,510,050	$16,281,602
Net realized gain (loss) on investments	2,827,805	(4,020,434)
Net change in unrealized appreciation (depreciation)
on investments	24,392,512	41,003,343
Net increase in net assets resulting from operations	38,730,367	53,264,511
DISTRIBUTIONS:
Distributions to shareholders	(11,875,142)	(19,250,159)
Return of capital	(36,681,130)	(29,306,113)
Total distributions to shareholders	(48,556,272)	(48,556,272)
Net increase (decrease) in net assets	(9,825,905)	4,708,239
NET ASSETS:
Beginning of period	564,148,260	559,440,021
End of period	$554,322,355	$564,148,260

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 37

STATEMENT OF CASH FLOWS	October 31, 2020
For the Year Ended October 31, 2020

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$38,730,367
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(23,809,130)
Net change in unrealized (appreciation) depreciation on options written	(137,230)
Net change in unrealized (appreciation) depreciation on forward
foreign currency exchange contracts	(439,544)
Net realized gain on investments	(4,507,463)
Net realized loss on options written	308,467
Net realized loss on options purchased	511,064
Purchase of long-term investments	(1,895,693,930)
Proceeds from sale of long-term investments	1,936,503,570
Net proceeds from sale of short-term investments	46,970,538
Net accretion of discount and amortization of premium	(1,336,447)
Corporate actions and other payments	23,943
Premiums received on options written	75,769
Cost of closing options written	(587,006)
Decrease in interest receivable	1,931,326
Decrease in dividends receivable	63,069
Decrease in investments sold receivable	547,565
Decrease in tax reclaims receivable	31,536
Decrease in other assets	10,849
Increase in investments purchased payable	12,118,964
Increase in interest payable on borrowings	11,625
Increase in professional fees payable	95,937
Decrease in servicing fees payable	(8,300)
Decrease in investment advisory fees payable	(21,342)
Decrease in other liabilities	(137,529)
Net Cash Provided by Operating and Investing Activities	$111,256,668
Cash Flows From Financing Activities:
Distributions to common shareholders	(48,556,272)
Proceeds from borrowings	37,000,000
Payments made on borrowings	(79,000,000)
Proceeds from reverse repurchase agreements	33,000,000
Payments made on reverse repurchase agreements	(53,987,966)
Net Cash Used in Financing Activities	(111,544,238)
Net decrease in cash	(287,570)
Cash at Beginning of Year	656,000
Cash at End of Year (including foreign cash)	$368,430
Supplemental Disclosure: Cash paid during the year for interest
(including interest on reverse repurchase agreements)	$12,227,895

See notes to financial statements.

38 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	October 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$16.34	$16.20	$17.63	$16.26	$17.11
Income from investment operations:
Net investment income(a)	0.33	0.47	0.51	0.69	0.75
Net gain (loss) on investments (realized and unrealized)	0.80	1.08	(0.54)	1.86	(0.47)
Total from investment operations	1.13	1.55	(0.03)	2.55	0.28
Less distributions from:
Net investment income	(0.34)	(0.56)	(0.58)	(0.75)	(0.74)
Return of capital	(1.07)	(0.85)	(0.82)	(0.49)	(0.39)
Total distributions to shareholders	(1.41)	(1.41)	(1.40)	(1.24)	(1.13)
Increase resulting from tender offer and repurchase of Common Shares	—	—	—	0.06	—
Net asset value, end of period	$16.06	$16.34	$16.20	$17.63	$16.26
Market value, end of period	$13.62	$14.79	$13.93	$16.09	$14.01
Total Return(b)
Net asset value	7.66%	9.94%	(0.34%)	16.55%	1.94%
Market value	2.05%	17.01%	(5.22%)	24.20%	7.57%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$554,322	$564,148	$559,440	$353,389	$383,513

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS continued	October 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2020	2019	2018	2017	2016
Ratio to average net assets of:
Net investment income, including interest expense	2.14%	2.90%	2.93%	4.04%	4.66%
Total expenses, including interest expense(c),(d)	3.98%	4.11%	3.87%	2.72%	2.92%
Portfolio turnover rate	242%	123%	121%	110%	98%
Senior Indebtedness:
Borrowings outstanding (in thousands)(e)	$168,000	$210,000	$235,000	$227,000	$262,000
Asset Coverage per $1,000 of indebtedness(f)	$4,300	$3,686	$3,381	$2,557	$2,464

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)
Expense ratio does not reflect the fees and expenses incurred directly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be 0.01% for the year ended October 31, 2016.

(d)	Excluding interest expense, the operating expense ratios for the years ended October 31 would be:

2020	2019	2018	2017	2016
1.55%*	1.57%	1.62%	1.49%	1.52%
* Excludes borrowings breakage fees.

(e)
Commencing on October 31, 2018, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission, the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.

40 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2020

Note 1 – Organization
Advent Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and derivatives are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Securities listed on an exchange or on an over-the-counter market will be valued at the last reported sale price on the primary exchange or market on which they are traded; provided, however, that securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

Equity securities that are traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.
Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities are valued based on prices provided by independent pricing services or, if not available or if Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term debt securities with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, which approximates market value. Short-term debt securities which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities. Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.
Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by an independent pricing service.
Forward foreign currency exchange contracts are valued by pricing services or, if not available or if Advent considers that price to not represent fair value, by dealers using the mid price. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the

42 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

underlying currency. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Advent, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Convertible Securities
The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(d) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments. The interest rate indicated is the rate in effect at October 31, 2020.
The Fund invest in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(e) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(f) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(g) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income,

44 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(h) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.
(i) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.
The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

Average Notional Amount
Use	Call	Put
Income	$ —	$ —*
* Options contracts were outstanding for 20 days during the year ended October 31, 2020. The daily average outstanding notional amount was $1,034,563.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Income	$170,833	$ —

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts

46 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

Average Value
Use	Purchased	Sold
Hedge	$ 8,913,008	$ 50,765,797

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of October 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized	Unrealized
	appreciation	depreciation
	on forward	on forward
	foreign currency	foreign currency
	exchange contracts	exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at October 31, 2020:

Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 294,336
Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 109,574

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended October 31, 2020:

Location of Gain (Loss)
Derivative Investment Type	on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity contracts	Net realized gain (loss) on options written
Net realized gain(loss) on options purchased
Net change in unrealized appreciation (depreciation) on options written

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended October 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations:
Forward
Options	Options	Foreign
Written	Purchased	Currency
Equity	Equity	Exchange
Risk	Risk	Risk	Total
$ (308,467)	$(511,064)	$ 205,261	$ (614,270)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Forward
	Options	Foreign
	Written	Currency
	Equity	Exchange
	Risk	Risk	Total
	$ 137,230	$ 439,544	$ 576,774

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and

48 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Assets	in the Statement of
		Gross	Offset in the	Presented in	Assets and Liabilities
		Amounts of	Statement	the Statement
	Investment	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Bank of New York	Forward foreign	$294,336	$—	$294,336	$(109,574)	$—	$184,762
Mellon	currency
exchange
contracts
			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Liabilities	in the Statement of
		Gross	Offset in the	Presented in	Assets and Liabilities
		Amounts of	Statement	the Statement
	Investment	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Bank of New York	Forward foreign	$109,574	$—	$109,574	$(109,574)	$—	$—
Mellon	currency
exchange
contracts
Société	Reverse	156,028,461	—	156,028,461	(156,028,461)	—	—
Générale	repurchase
agreements

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $118,747,089.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

Note 5 – Fees and Other Transactions
Pursuant to an Investment Advisory Agreement between the Fund and Advent, the Investment Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the year ended October 31, 2020, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:
(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.
(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.
Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee of 0.21% of the average value of the Fund’s Managed Assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY maintains the books and records of the Fund’s securities and cash. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of

50 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended October 31, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $159,412,568. The average interest rate was 3.20%. As of October 31, 2020, there were $156,028,461 reverse repurchase agreements outstanding.

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Société Générale	3.45%-3.83%	12/15/2020-12/15/2022	$ 136,027,110
Société Générale	1.22%(3 Month USD LIBOR+1.00%)*	11/13/20	20,001,351
			$ 156,028,461
* Variable rate security. Rate indicated is the rate effective at October 31, 2020.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2020, aggregated by asset class of the related collateral pledged by the Fund:

	Up to	31 – 90	Greater than
	30 days	days	90 days	Total
Convertible Bonds	$ 16,118,233	$ 70,123,023	$ 39,495,406	$ 125,736,662
Convertible Preferred Stocks	3,165,509	13,771,675	7,756,623	24,693,807
Corporate Bonds	717,609	3,121,986	1,758,397	5,597,992
Total Reverse
Repurchase Agreements	$ 20,001,351	$ 87,016,684	$ 49,010,426	$ 156,028,461
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$ 20,001,351	$ 87,016,684	$ 49,010,426	$ 156,028,461

Note 8 – Borrowings
The Fund entered into a senior secured credit agreement dated December 15, 2017, as amended from time to time, with Société Générale.
Under the terms of the amended credit agreement, the Fund’s credit facility was as follows through June 17, 2020:

3.48% fixed rate 3-year maturity	$ 114,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR+0.85% floating rate	7,000,000

An undrawn commitment fee of 0.25% per annum is charged on the difference between the $235,000,000 credit facility and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Statement of Operations.
On June, 17, 2020, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:

3.48% fixed rate 3-year maturity	$ 37,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR+0.85% floating rate	50,000,000

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $50,000,000 floating rate loan commitment and the amount borrowed. If the difference is greater than $13,000,000 the undrawn commitment fee is reduced to 0.25%. If applicable, the undrawn commitment fee is included in interest expense on the Statement of Operations.
In the event that the Fund terminates a credit agreement prior to the contractually agreed upon date, the Fund is charged a breakage fee by the counterparty to compensate for the early termination. Such fees are recorded as Borrowings breakage fees on the Statement of Operations.
As of October 31, 2020, there was $168,000,000 outstanding in connection with the Fund’s credit agreement. The average daily amount of borrowings under the credit agreement during the year ended October 31, 2020, was $186,494,536, with a related average interest rate of 3.09%. The maximum amount outstanding during the year was $210,000,000. As of October 31, 2020, the total

52 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

value of securities segregated as collateral in connection with borrowings under the credit agreement was $466,274,298.
The credit agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
In order to present paid-in capital in excess of par and total distributable earnings or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings or losses and paid-in capital. For the year ended October 31, 2020, the adjustments were to increase paid-in capital by $131,691 and decrease total distributable earnings (loss) by $131,691 due to the difference in the treatment for book and tax purposes of distributions, real estate investment trusts, and partnerships.
As of October 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$844,443,220	$62,324,442	$(15,401,654)	$46,922,788

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market of certain derivatives, real estate investment trusts, contingent payment debt instruments and additional income adjustments for tax purposes on certain convertible securities.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

As of October 31, 2020, tax components of distributable earnings (loss) were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain	Net Unrealized
(Accumulated	(Accumulated	Appreciation/
Ordinary Loss)	Capital Loss)	(Depreciation)
$ —	$(29,870,566)	$45,775,425

The components of distributable earnings’ differences between book basis and tax basis are attributable to the tax deferral of losses on wash sales, straddle loss deferrals, and additional income adjustments on certain convertible bonds.
At October 31, 2020, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses.

		Total
Unlimited	Unlimited	Capital Loss
Short-Term	Long-Term	Carryforward
$(24,565,044)	$(5,305,522)	$(29,870,566)*

*  In accordance with Sections 382-384 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown.
For the year ended October 31, 2020, the capital loss carryforward amount utilized was $3,715,584.
For the years ended October 31, 2020 and 2019, the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, of $11,875,142 and $19,250,159 was ordinary income and $36,681,130 and $29,306,113 was return of capital, respectively.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 10 – Security Transactions
For the year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities and derivatives, were as follows:

Purchases	Sales
$ 1,895,693,930	$ 1,936,503,570

54 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2020

Note 11 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 34,525,222 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2020, or the year ended October 31, 2019. As of October 31, 2020, Advent owned 153,048 shares of the Fund.
Note 12 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.
As of November 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which was applied on a modified retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.
Note 13 – Subsequent Events:
On November 2, 2020, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on November 30, 2020 to shareholders of record on November 13, 2020.
On December 1, 2020, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on December 31, 2020 to shareholders of record on December 15, 2020.
Effective December 3, 2020, Nancy E. Stuebe was appointed to serve as an Independent Trustee of the Fund.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 55

CERTAIN CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR	October 31, 2020

The following information is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Change to Principal Risk Factors
The following principal risk disclosure has been added:
Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.
The outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.
In March 2020, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession and is currently discussing additional stimulus spending. Dozens of central banks across Europe, Asia, and elsewhere have announced similar economic relief packages.

56 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS	October 31, 2020

Investment Objective and Policies
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in securities of foreign issuers.
Principal Risks
Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested.
Investment and Market Risk. An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions (such as the current contentious political climate in the United States following the presidential election), environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, and at what price to do so, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 57

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	October 31, 2020

shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above an investor’s initial purchase price for common shares.
Convertible Securities Risk. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the

58 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	October 31, 2020

potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at discount.
Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.
Structured and Synthetic Convertible Securities Risk. The value of structured and synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured and synthetic convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
Interest Rate Risk. Convertible securities and non-convertible income-producing securities (including preferred stock and debt securities) (collectively “income securities”) are subject to certain interest rate risks, including:
If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels.
During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have call features

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 59

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	October 31, 2020

that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and noninvestment grade income securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Debt Securities Risk. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities,

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convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.
Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:
Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.
Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on noncumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.
Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.
Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.
Foreign Securities Risk. Investing in foreign issuers or securities denominated in non-U.S. currencies may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), confiscatory taxation, political or social instability, illiquidity, price volatility, market manipulation, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at

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times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a foreign currency to dollars, the payment of fixed brokerage commissions on some foreign exchanges and the imposition of transfer taxes or transaction charges by foreign exchanges. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund’s performance. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund invests in securities of issuers in emerging markets.
On January 31, 2020, the United Kingdom officially withdrew from the EU and the two sides entered into a transition phase, scheduled to conclude on December 31, 2020, where the United Kingdom effectively remains in the EU from an economic perspective, but no longer has any political representation in the EU parliament. During this transition phase, which could be extended beyond December of 2020, the United Kingdom is expected to negotiate a new trade deal with the EU. Due to political uncertainty, it is not possible to anticipate whether the United Kingdom and the EU will be able to agree and implement a new trade agreement or what the nature of such trade arrangement will be. Throughout the withdrawal process and afterward, the impact on the United Kingdom and Economic and Monetary Union and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK and the EU, may also have a destabilizing impact on the economy and currency of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Emerging Markets Risk. Investments in securities the issuers of which are located in countries considered to be emerging markets are subject to heightened risks relative to foreign investing generally and are considered speculative. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations

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on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.
Investments in issuers located in emerging markets pose a greater degree of systemic risk. The inter-relatedness of institutions within a country and among emerging market economies has increased in recent years. Institutional failures or economic difficulties may spread throughout a country, region or emerging market countries throughout the world, which may limit the ability of the Fund to manage risk through geographic diversification. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.
Foreign Currency Risk. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for various reasons, including changes in interest rates, inflation, balance of payments, governmental surpluses or deficits, intervention or non-intervention by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls and political developments in the U.S. and abroad. The Fund may, but is not required, to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. There can be no assurance that such strategies will be available or will be used by the Fund or, if used, will be successful. Certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. The Fund may attempt within the parameters of currency and exchange

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controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.
Derivatives Transactions Risk. The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivative transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting the gains from favorable market movements. Losses on derivatives transactions may reduce the Fund’s net asset value and its ability to pay dividends if such losses are not offset by gains on a portfolio positions being hedged. Derivatives transactions involve risks. There may be imperfect correlation between the value of such instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the manager’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.
In connection with certain derivatives transactions, the Fund may be required to segregate liquid assets or otherwise cover such transactions and/or to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.
In late October 2020, the SEC promulgated Rule 18f-4 under the 1940 Act, which is related to the use of derivatives and certain other transactions by registered investment companies that, in part,

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rescinds the SEC’s asset segregation and coverage rules and guidance. To comply with Rule 18f-4, funds will need to trade derivatives and other transactions that potentially create senior securities subject to a value-at-risk (“VaR”) leverage limit, certain other testing requirements and requirements related to board reporting. These new requirements will apply unless a fund qualifies as a “limited derivatives user,” as defined in the SEC’s rulemaking release. Rule 18f-4 will also permit funds to elect to treat reverse repurchase agreements and similar financing transactions as derivatives transactions under the rule, applying a consistent set of requirements to such transactions. The compliance date for Rule 18f-4 is expected to be during the third quarter of 2022.
Risk Associated with Covered Call Option Writing. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
The value of options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.
To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable gains.
With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. An absence of a liquid secondary market on an exchange may arise because: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In the event that the Fund were unable to close out a call option that it

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had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.
The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.
The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are entered into directly with the buyer of the option and not through an exchange or clearing organization that is interposed between the Fund and the counterparty. In an OTC option transaction exercise price, premium and other terms are negotiated between buyer and seller. OTC options generally do not have as much market liquidity as exchange-listed options The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.
Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that this expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not

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implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.
The use of leverage by the Fund will cause the net asset value, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value of the common shares than if the Fund were not leveraged.
Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders. This risk may be greater in the current market environment because interest rates are near historically low levels.
Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, particularly during periods of adverse or volatile market conditions, the Fund may be required to sell assets in order to meet payment obligations on any leverage or to redeem leverage in order to comply with asset coverage or portfolio composition requirements.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted
The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if the Fund believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.

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During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the manager and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.
In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund intends to earmark or segregate cash or liquid securities or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Securities so segregated or designated as “cover” will be unavailable for sale (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.
Illiquid Investments Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Significant changes in the capital markets, including recent disruption and volatility, have had, and may in the future have, a negative effect on the valuations of certain illiquid investments. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Although certain illiquid investments are not publicly traded, applicable accounting standards and valuation principles require the Fund to assume as part of its valuation process that such investments are sold in a principal market to market participants (even if the Fund plans on holding such investments to maturity). In addition, investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.
Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
REIT Risk. To the extent that the Fund invests in REITs it will be subject to the risks associated with owning real estate and with the real estate industry generally. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations.

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REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Securities Lending Risk. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.
Not a Complete Investment Program. An investment in the common shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking total return through a combination of current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund.
Management Risk. Management’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made will prove beneficial to the Fund.
Legislation and Regulation Risk. Legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.
Recent events, including the recent U.S. presidential election, have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the President implement changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international

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trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Additional risks arising from the differences in expressed policy preferences among the various constituencies in the U.S. government has led in the past, and may lead in the future, to short-term or prolonged policy impasses, which could, and has, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of companies to raise capital in the securities markets. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.
Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.
Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.
The outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic

70 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	October 31, 2020

uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.
In March 2020, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession and is currently discussing additional stimulus spending. Dozens of central banks across Europe, Asia, and elsewhere have announced similar economic relief packages.
LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund utilizes leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. In November 2020, the ICE Benchmark Administration (“IBA”) announced that it will consult on its intention to cease publication of (i) euro, sterling, Swiss franc and yen LIBORs after December 31, 2021, (ii) one-week and two-week U.S. dollar LIBORs after December 31, 2021 and (iii) all other tenors of U.S. dollar LIBORs after June 30, 2023. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there may be uncertainties regarding a transition from LIBOR, including but not limited to the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or the replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches.

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INVESTMENT OBJECTIVE, POLICIES AND PRINCIPAL RISKS continued	October 31, 2020

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.
Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust, dated as of February 19, 2003, and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

72 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2020

To the Board of Trustees and Shareholders of Advent Convertible and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advent Convertible and Income Fund (the “Fund”) as of October 31, 2020, the related statements of operations and cash flows for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 23, 2020
We have served as the auditor of one or more investment companies in the Advent complex since 2003.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 73

OTHER INFORMATION (Unaudited)	October 31, 2020

Federal Income Tax Information
Qualified dividend income of as much as $5,103,345 was received by the Fund through October 31, 2020. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For corporate shareholders $4,745,372 of investment income (dividend income plus short-term gains, if any), qualified for the dividends -received deduction.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2020, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) .

% of Qualifying Interest Income
70.07%

In January 2021, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal status of the distributions received by you in calendar year 2020.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on September 30, 2020. Shareholders voted on the election of Trustees. With regards to the election of the following Class II Trustees by the shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Daniel L. Black	24,358,414	6,183,733	358,997
Michael A. Smart	24,379,056	6,157,455	364,633

The other Trustees of the Fund whose terms did not expire in 2020 are Randall C. Barnes, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert, Nancy E. Stuebe and Tracy V. Maitland.

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OTHER INFORMATION (Unaudited) continued	October 31, 2020

Trustees
The Trustees of the Advent Convertible and Income Fund and their principal business occupations during the past five years:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen **	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes++ (1951)	Trustee and Chairman of the Audit Committee	Since 2005	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Daniel L. Black+ (1960)	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of companies, LLC (2003-present). Former: Managing Director and Co-Head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate Banking at BNY Mellon (1995-1998).	1
Current: Dartmouth College (2019- present); Sontiq, Inc. (2016-present); Harlem Lacrosse & Leadership, Inc. (2014-present).

Former: Antenna International, Inc. (2010-June 2020); Little Sprouts, LLC (2015-2018); Bendon Inc. (2012-2016); Bonded Services, Ltd. (2011-2016).

Derek Medina+ (1966)	Trustee and Chairman of the Nominating and Governance Committee	Since 2003	Current: Senior Vice President, Business Affairs at ABC News (2008-present). Former: Vice President, Business Affairs and News Planning at ABC News (2003-2008); Executive Director, Office of the President at ABC News (2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).	1	Current: Oliver Scholars (2011-present); Young Scholar’s Institute (2005-present).

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OTHER INFORMATION (Unaudited) continued	October 31, 2020

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen **	Other Directorships Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg++ (1953)	Trustee	Since 2004	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: PPM Funds (9)(2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020). Managed Duration Investment Grade Municipal Fund (2003-2016).

Gerald L. Seizert, CFA, CIC+ (1952)	Trustee	Since 2003	Current: Managing Partner of Heron Bay Capital Management. Former: Managing Partner of Seizert Capital Partners (2000-2019); Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer – Equities of Munder Capital Management, LLC (1995-1999); Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995); Vice President and Portfolio Manager at First of America Bank (1978-1984).	1	Current: University of Toledo Foundation (2013-present); Beaumont Hospital (2012-present).
Michael A. Smart+ (1960)	Trustee	Since 2003	Current: Partner Dominus Capital Partners L.P., Managing Director & Advisor MVision Private Equity Advisers (2019 -2020); Managing Partner, Cordova, Smart & Williams, LLC (2003–present). Former: Principal, First Atlantic Capital Ltd. (2001-2003); Managing Director in Investment Banking – the Private Equity Group (1995-2001) and a Vice President in Investment Banking – Corporate Finance (1992-1995) at Merrill Lynch & Co; Founding Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).	1
Current: The Mead School (2014- present); National Association of Investment Companies (“NAIC”) (2010- present); Sprint Industrial Holdings (2007-present).

Former: Berkshire Blanket, Holdings, Inc. (2006-2016); Sqwincher Holdings (2006-2015).

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OTHER INFORMATION (Unaudited) continued	October 31, 2020

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen **	Other Directorships Held by Trustees
Independent Trustees continued:
Nancy E. Stuebe+ (1964)	Trustee	Since 2020	Current: Director of Investor Relations, Interactive Brokers Group, Inc. (2016-present). Former: Senior Equity Analyst & Portfolio Manager, Gabelli Asset Management (2015-2016); Senior Research Analyst & Portfolio Manager, AIS Capital Management, LLC (2008-2015); Senior Equity Analyst & Portfolio Manager, Gabelli Asset Management (2005-2008).	1	None.
Interested Trustee:
Tracy V. Maitland+ø (1960)	Trustee, Chairman, President and Chief Executive Officer	Since 2003	Current: President and Founder, Advent Capital Management, LLC (2001-present).	1	None.

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of the Fund. The term of the Class III Trustees will continue until the 2021 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of the Fund. The term of the Class I Trustees will continue until the 2022 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2023 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities.

ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 77

OTHER INFORMATION (Unaudited) continued	October 31, 2020

Officers
The Officers of the Advent Convertible and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers:
Edward C. Delk (1968)	Secretary and Chief Compliance Officer	Since 2012
Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).

Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Tony Huang (1976)	Vice President and Assistant Secretary	Since 2014
Current: Director and Co-Portfolio Manager, Advent Capital Management, LLC (2007-present).

Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).

Robert White (1965)	Treasurer and Chief Financial Officer	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present). Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

78 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2020

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 79

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

80 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2020

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Fund and the services and personnel of Advent and its affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of the Fund, its fees and expenses in comparison with other funds’ fees and other matters at the meeting at which the renewal of the Investment Management Agreement is considered, the process of evaluating the Fund’s investment management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in its deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.
Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement. The Independent Trustees reviewed and considered the information provided by Advent in response to a detailed series of requests submitted on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees were provided with, among other things, information about the background, experience and expertise of the management and other personnel of Advent and the services provided by that organization to the Fund. The Independent Trustees discussed the quality of the services provided. The compliance history of Advent was discussed, along with the ability of Advent to provide services to the Fund.
The Independent Trustees evaluated the capabilities of Advent, including information regarding its resources and ability to attract and retain highly qualified investment and other professionals. The Independent Trustees also considered the commitment of Advent to the Fund. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Fund, including the involvement of Mr. Maitland, and other personnel at Advent.
Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.
Fund Performance and Expenses
The Independent Trustees considered the Fund’s performance on a market price and net asset value basis over various time periods. They also considered the performance of the Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). The Independent Trustees recognized that the number of other funds in the Peer Group was small and that, for a variety of reasons, including exposures to types of assets that significantly vary from those held by the Fund, the Peer Group comparison may have limited usefulness in evaluating Fund performance. The Board also was aware that the performance benchmark indexes may not be fully probative in making comparisons due to the fact that the securities included in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by the Fund or in amounts that vary materially from the Fund’s typical holdings. The Board noted that the Fund ranked in the middle of its Peer

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 81

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2020

Group for the one-year period ended October 31, 2019. The Fund also outperformed one of its benchmark indexes but trailed the other benchmark index during the one-year period.
The Board noted that it had discussions with Advent about the performance of the Fund. The Board noted that the Fund is managed consistent with its stated policies and strategies and that the Fund would tend to underperform in relation to funds with high common stock exposure in rising equity markets. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to seek to improve performance, and will continue to monitor performance on an on-going basis. The Board also reviewed information about the discount at which each Fund’s shares have traded as compared with its peers.
The Independent Trustees received and considered information regarding the Fund’s total expense ratio relative to its peers, noting that the Fund generally had a higher expense ratio (based on common assets) than funds in the Peer Group. The Independent Trustees acknowledged that the expense ratio was often higher than the expense ratios of certain Peer Group funds because of the Fund’s use of leverage and longer-term borrowings and that certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios. The costs of leverage were also considered and the potential benefits of the continued use of leverage were considered. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ expenses may differ from those of the Fund.
Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparisons supported the re-approval of the Investment Management Agreement.
Investment Management and Advisory Fee Rates
The Independent Trustees reviewed and considered the contractual investment management fee rates for the Fund in comparison with those of the funds in the Peer Group. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to its other clients. In particular, Advent confirmed that the Fund differs from certain other accounts advised by Advent in that they are more complex to manage, require greater resources from Advent and differ in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided by Advent to the Fund in relation to those typically provided to private funds and separate accounts. The Independent Trustees were also aware of the regulatory, reputational, compliance and operational risks faced by Advent in providing services to the Fund, which are generally greater than presented in providing services to clients other than registered funds. Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.
Profitability
The Independent Trustees received and considered estimated profitability analyses of Advent. The Independent Trustees also discussed with representatives of Advent the methodologies used to determine profitability. The Independent Trustees considered the nature of the services provided, their benefits to the Fund, and the extensive resources required to provide those services. In addition, the Independent Trustees considered whether any direct or indirect collateral benefits inured to Advent as a result of its affiliation with the Fund. The Independent Trustees concluded that

82 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2020

the profits and other ancillary benefits that Advent received with regard to providing services to the Fund were not unreasonable.
Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund and whether it has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.
Conclusion
After consideration of the factors discussed above and other information considered by the Independent Trustees, the Board, including the Independent Trustees, unanimously voted to approve the Investment Management Agreement for an additional one-year term.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 83

FUND INFORMATION	October 31, 2020

Board of Trustees

Randall C. Barnes

Daniel L. Black

Tracy V. Maitland,*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

Nancy E. Stuebe

* Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of
1940, as amended.

Officers

Tracy V. Maitland
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

Edward C. Delk
Secretary and Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary

Investment Adviser
Advent Capital Management, LLC
New York, NY

Servicing Agent
Guggenheim Funds Distributors, LLC
Chicago, IL

Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY

Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

84 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2020

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent).
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Convertible and Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Convertible and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to July 31,, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 85

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(12/20)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AVK-AR-1020

Item 2.  Code of Ethics.
(a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).
(b)           No information need be disclosed pursuant to this paragraph.
(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)           Not applicable.
(f)           (1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
               (2)  Not applicable.
               (3)  Not applicable.
 Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an “independent” Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.
Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.
Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $100,000 and $100,000 for the fiscal years ended October 31, 2020, and October 31, 2019, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2020, and October 31, 2019, respectively.
The registrant’s principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $17,510 and $17,510 for the fiscal years ended October 31, 2020, and October 31, 2019, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2020, and October 31, 2019, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.
AUDIT COMMITTEE PRE-APPROVAL POLICY OF
ADVENT CONVERTIBLE AND INCOME FUND
Statement of Principles
The Audit Committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of Advent  Convertible and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.
This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the “Service Pre-Approval Documents”.  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation
In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”).  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.
Pre-Approved Fee Levels
Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit Services
The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit-Related Services
Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Tax Services
The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services
All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Procedures
Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $17,510 and $17,510 for the fiscal years ended October 31, 2020, and October 31, 2019, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
b)   Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the “Manager”).  The Manager’s Proxy Voting Policies and Procedures are included as Exhibit (c) attached hereto.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
a) (1) The individuals who are primarily responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent).  Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager.  The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.  The following provides information regarding the Portfolio Managers as of October 31, 2020.
Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Founder, President and Chief Investment Officer of Advent Capital Management, LLC.
Paul Latronica	2011	Managing Director of Advent Capital Management, LLC. He has been associated with Advent for more than 23 years.
Tony Huang	2019	Director of Advent Capital Management, LLC. He has been associated with Advent for more than 13 years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2020:
Tracy Maitland
Type of Account	Number of Accounts*	Total Assets in the Accounts*	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 881,884,772.56	0	$0
Other pooled investment vehicles	1	$ 61,190,670.44	0	$0
Other accounts	524	$ 5,575,480,608.52	14	$ 206,389,756.91

Paul Latronica
Type of Account	Number of Accounts*	Total Assets in the Accounts*	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 881,884,772.56	0	$0
Other pooled investment vehicles	-	$-		$-
Other accounts	504	$3,439,855,909	0	$0

Tony Huang
Type of Account	Number of Accounts*	Total Assets in the Accounts*	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 881,884,772.56	0	$0
Other pooled investment vehicles	1	$ 61,190,670.44	0	$0
Other accounts	7	$ 2,257,665,495.00	0	$0
* Please note that amounts were calculated as of September 30, 2020, which is the most recent date prior to October 31, 2020, for which such amounts were calculated.

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.
(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual’s responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.
(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2020:
Name of Portfolio Manager     Dollar Range of Equity Securities in Fund
Tracy Maitland                      More than $1,000,000
Tony Huang                          $50,000-100,000
Paul Latronica                       $50,000-100,000
b) Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)    Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)     Not applicable.
(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)          Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Advent Convertible and Income Fund
By:         /s/ Tracy V. Maitland
Name:   Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:      December 31, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Tracy V. Maitland
Name:   Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:     December 31 2020
By:          /s/ Robert White
Name:    Robert White
Title:      Treasurer and Chief Financial Officer
Date:       December 31, 2020